SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     November 12, 2002



                              Hibernia Corporation
             (Exact name of registrant as specified in its charter)




 Louisiana                         1-10294                     72-0724532
(State or other                  (Commission                  (IRS Employer
jurisdiction of                  File Number)               Identification No.)
incorporation)



313 Carondelet Street, New Orleans, Louisiana      70130
(Address of principal executive offices)          (Zip Code)




Registrant's telephone number, including area code (504) 533-5333

Item 7(c).  Exhibits.

         The exhibits listed below are furnished pursuant to Item 9 hereof under Regulation FD as a part of this current report on Form 8-K.

Exhibit No.                Description

99.23 Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, of Chief Executive Officer of Hibernia Corporation

99.24 Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, of Chief Financial Officer of Hibernia Corporation



Item 9.  Regulation FD Disclosure.

         On November 12, 2002, Hibernia Corporation (the "Company") submitted for filing with the Securities and Exchange Commission its Quarterly Report on Form 10-Q for the period ending September 30, 2002 (the "Report"). The Report was accompanied by certifications from the Company's Chief Executive Officer and Chief Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Copies of the certifications are attached hereto as exhibits.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      HIBERNIA CORPORATION
                                      (Registrant)


Date: November 12, 2002               By:  /s/ Cathy E. Chessin
                                          --------------------
                                          Cathy E. Chessin
                                          Senior Vice President, Secretary and
                                          Corporate Counsel


                                  EXHIBIT INDEX

Exhibit No.       Description                                          Page No.

99.23             Certification Pursuant to 18 U.S.C. Section              3
                  1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, of Chief
                  Executive Officer of Hibernia Corporation

99.24             Certification Pursuant to 18 U.S.C. Section              4
                  1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, of Chief
                  Financial Officer of Hibernia Corporation

                                                         EXHIBIT 99.23



          Certification Pursuant to 18 U.S.C. Section 1350, as Adopted
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


         Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Hibernia Corporation (the "Company") certifies that to his knowledge:

1. The Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  November 8, 2002                    /s/ J. Herbert Boydstun
                                            -----------------------
                                            J. Herbert Boydstun
                                            Chief Executive Officer

                                                         EXHIBIT 99.24



          Certification Pursuant to 18 U.S.C. Section 1350, as Adopted
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


         Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Hibernia Corporation (the "Company") certifies that to her knowledge:

1. The Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  November 8, 2002                    /s/ Marsha M. Gassan
                                            --------------------
                                            Marsha M. Gassan
                                            Chief  Financial Officer